GLOBAL X FUNDS
(the “Trust”)

Global X S&P 500 U.S. Market Leaders Top 50 ETF
Global X S&P 500 U.S. Revenue Leaders ETF

SUPPLEMENT DATED APRIL 15, 2025
TO THE STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED APRIL 9, 2025, AND TO THE SUMMARY PROSPECTUS DATED APRIL 14, 2025, FOR THE ABOVE SERIES OF THE TRUST (EACH A “FUND”)
AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, Statutory Prospectus and SAI.

As of April 15, 2025, all references in the Summary Prospectus, Statutory Prospectus, and SAI to the principal U.S. national stock exchange on which each Fund trades are hereby changed from NYSE to NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE